Exhibit 99.1

Hearst-Argyle
TELEVISION, INC.

Bear Stearns Conference March 2004

www.hearstargyle.com

This presentation contains forward-looking statements that are subject to risks and uncertainties. Forward looking statements may include information preceded by, followed by, or that includes the words “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, among them, could affect the future results of the Company and could cause those results to differ materially from those expressed in each forward-looking statement: material adverse changes in economic conditions in the markets served by the Company; future regulatory actions and conditions in the television stations’ operating areas; and competition from others in the broadcast television markets served by the business. The Company undertakes no obligation to update the information in this presentation.

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www.hearstargyle.com

This presentation also contains non-GAAP information. In accordance with Regulation G, non-GAAP financial measures cited in this presentation are reconciled to GAAP measures in the Corporate Information section of our Web site, www.hearstargyle.com.

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Capitalization

Share Price (@2/4/04 Close):	$26.90

Market Cap (est. 93M shares @2/4/04):	$2,501.7M

Total Long-Term Debt (@12/31):	$882.4M

Note Payable to Capital Trust:	$206.2M

Preferred Stock (@12/31):	$18.3M

Less: Cash and Investments (@12/31):	$(105.6)M

Enterprise Value:	$3,503.0M

Note: Adjusted EBITDA is a non-GAAP term. Please see chart on www.hearstargyle.com for a reconciliation of EBITDA to GAAP measurements in accordance with Regulation G.

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HTV Strategic Balance Sheet

Core Competencies			+	Adapt & Grow
•	News Leadership/Localism			•	Cash Resources
•	Programming Performance:			•	Strategic Initiatives
	-	Network and Syndicated			-	Joint Ventures
•	Sales & Marketing				-	Alliances
•	Corporate Culture				-	Shareholder Dividend
•	Expense Discipline / Margins			•	Deregulatory Opportunities
•	Top-Tier Financial Performance				-	Investment / Acquisitions
•	Favorable Access to Capital			•	Technology ROI
				•	Brand Extension

= Sustainable Business Model

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Core Execution: News Leadership; #1 or #2 News in 21 of 24 News Markets

Market News Ratings Rank

YES

Boston / WCVB
Manchester*/ WMUR
Sacramento / KCRA
Pittsburgh / WTAE
Orlando / WESH
Baltimore / WBAL
Milwaukee / WISN
Kansas City / KMBC
Greenville / WYFF
New Orleans / WDSU
Winston-Salem / WXII
Lancaster / WGAL
Albuquerque / KOAT
Louisville / WLKY
Honolulu / KITV
Des Moines / KCCI
Omaha / KETV
Jackson / WAPT
Ft.Smith / KHBS/KHOG
Platts.-Burl. / WPTZ/WNNE
Monterey / KSBW

Not Yet

Cincinnati / WLWT
W. Palm / WPBF
Okla. City / KOCO

Source: Nielsen (Nov. sweeps)
Not included: WMOR/Tampa; KQCA (Sacramento), KCWE (K.C.)
* WMUR is part of Nielsen Boston DMA but ranks #1 in New Hampshire

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Network Ratings Indexing

ABC

Market / Station	Index

Milwaukee / WISN	155
Pittsburgh / WTAE	151
Kansas City / KMBC	134
Okla. City / KOCO	131
Omaha / KETV	121
Boston/ WCVB/WMUR	113
Albuquerque / KOAT	112
Ft.Smith / KHBS-KHOG	94
Honolulu / KITV	93
W.Palm / WPBF	87
Jackson / WAPT	18
Average:	116
Top-80-Mkt Avg:	122

NBC

Market / Station	Index

Orlando / WESH/	124
Baltimore / WBAL	122
Sacramento / KCRA	117
New Orleans / WDSU	114
Cincinnati / WLWT	112
Greensboro / WXII	112
Lancaster / WGAL	108
Greenville / WYFF	103
Platt. / WPTZ/WNNE	80
Monterey / KSBW	78
Average:	107
Top-80-Mkt Avg:	114

CBS, WB, UPN

Market / Station	Index

Louisville / WLKY	143
Des Moines / KCCI	132

Sacramento / KQCA	171

Kansas City / KCWE	89

Average:	134

Source: Nielsen, Nov sweeps ratings-Prime
Boston index includes WMUR (Manchester) in-Boston-DMA rating; excl. WMUR, WCVB index is 103

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Syndicated Program Ratings Index

HTV Stations Overindex Average Ratings On Popular Syndicated Shows

Show	HTV Index

Oprah	124

Dr. Phil	113

E.T.	139

Jeopardy	121

Wheel of Fortune	113

* Source: Nielsen, Nov’03

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As a Leading Local TV Brand, We Are the Destination for 2004 Political Campaigns

•	Presidential Race: Events Completed
-	January: Iowa Caucuses; New Hampshire Primary
-	February Primaries: South Carolina; Missouri; Oklahoma; Wisconsin
-	March Primaries: California, Maryland, Massachusetts, New York, Ohio, Vermont, Florida, Louisiana, Mississippi
•	Gubernatorial Races in 3 HTV states: Missouri, North Carolina, Indiana
•	US Senate Races in 20 HTV States: 3 open races: Oklahoma, So. Carolina, No. Carolina; 4 close races: Missouri, Kentucky, Wisconsin, Arkansas
•	US House Races: Up to 24 Open-Seats anticipated in HTV States
•	Victor Miller: 64% of HTV Markets are “Hot” (50%) or “Mild” (14%) Politically

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Political Spending on HTV Stations

	2002	2000	1998	1996

Political Revs*	$73.3	$58.0	$50.3	$40.0
($mms)

•	2004 Political:
	•	Y-T-D (January & February) = $6.2mm, vs.:
•	1Q03: $612K
•	1Q02: $4.8mm
•	1Q01: $800K
•	1Q00: $8.8mm

* Net revenues; Same-station (non-GAAP)

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Olympics Spending on HTV Stations

	2002	2000	1998	1996

Olympics Revs*	$15.0	$17.0	$0.13	$16.0
($mms)

•	2004 Olympics:
	•	40%-plus sold out, ahead of 2000
	•	Expect to exceed Sydney net revenues of $17mm

* Net revenues; Same-station (non-GAAP)

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Outlook

•	1Q Revenues Up High-Single Digits
-	Given in 4Q earnings release, 2/26
-	FY2004 cost/expenditures outlook also given in 4Q release (can be found on www.hearstargyle.com)

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Sales Categories

•	Currently Positive Pacings:
-	Automotive
-	Packaged Goods
-	Pharmaceuticals / Drugs
-	Financial Services
-	Furniture / Housewares

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Adapt & Grow: Joint Ventures

•	Our NBC Production/ Syndication Venture Gives Us
•	Greater Control Over Programming and Costs;
•	Potential Syndication Profits;
•	Stronger Network-Affiliate Partnership

•	“Jane Pauley”: New for 2004-2005; already cleared in:
• 90%-plus of U.S.
• all top markets and
• on HTV stations in Boston, Orlando, Milwaukee, Greenville, Cincinnati, New Orleans, Ft. Smith, Monterey

•	“Chris Matthews”: Higher ratings Than 3 of the 4 network Sunday talk Shows*

•	“Access Hollywood”: 14% ratings growth to highest Nov. sweeps in its 8-year history

* Source: Nielsen Media Research.

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MARKETS COVERED

Albuquerque
Atlanta
Bakersfield
Baltimore
Birmingham
Boston
Charlotte
Chicago
Cincinnati
Cleveland
Columbus
Dallas
Dayton
Denver
Des Moines
Detroit
El Paso
Fort Smith
Greensboro
Greenville
Hartford
Honolulu
Houston
Indianapolis
Jackson
Jacksonville
Johnstown, PA
Kansas City
Lancaster

Los Angeles
Louisville
Madison
Manchester
Miami
Milwaukee
Minneapolis
Monterey
New Orleans
Oklahoma City
Omaha
Orlando
Philadelphia
Pittsburgh
Plattsburg
Providence
Raleigh
Reno
Sacramento
San Antonio
San Francisco
San Diego
Seattle
Steubenville, OH
Tampa
W Palm Beach
Washington DC

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IBS Now Among Top Nielsen News Sites

	Unique Viewers (in Millions)		Jan. ‘03- ‘04
1)	CNN.com	23.5	+20.2%
2)	MSNBC.com	20.8	+14.4%
3)	Knight Ridder Digital	11.0	+37.8%
4)	The IBS Network	10.8	+60.2%
5)	NYTimes.com	10.1	+31.3%
6)	Tribune Newspapers	8.6	-12.9%
7)	ABC News Digital	8.3	-21.2%
8)	Hearst Newspapers	6.3	+5.5%
9)	USAToday.com	6.3	+5.5%
10)	FoxNews.com	5.4	+83.1%
11)	WashingtonPost.com	5.4	-11.5%
12)	CBS News	4.7	+33.1%

Source: Nielsen//NetRatings, January 2004 (Home+Work, News & Information, excludes non-publishers (e.g. Yahoo! News) and non-networks (e.g. Gannett Newspapers).

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Financial Flexibility

•	Zero Bank Debt

•	100% of Long-Term Debt Matures after 2005

•	$71.5mm of Cash-on-Hand @ 12/31

•	Investment Grade Credit Ratings from Moody’s, S&P, Fitch

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Cash: Strategic Priorities & Opportunities

•	Potential Uses of Cash Include:
-	Acquisition of media properties
-	Strategic Investments (ie. Technology, Internet, Content)
-	Optional and mandatory redemption of public, private bonds
-	Optional redemption of convertible preferred securities
-	Voluntary/Opportunistic open-market purchases of stock

•	Recent Uses of Cash:
-	Returning cash to shareholders: Dividends on common:
•	Initiated $0.06 quarterly dividend
•	Annual $22mm payout = less than 31% of 12/31 cash-on-hand
-	Acquisition of WMTW-TV, Portland, Maine

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Strategic Acquisition of WMTW, Portland

•	Modest Cash-for-Assets Purchase Price of $37.5mm
-	Seller approached HTV / no auction
-	Expected to close in Q2 subject to regulatory approval

•	Potential WCVB / WMUR / WMTW Resource-Sharing:
-	News services
-	Music packages
-	Graphics packages
-	Engineering expertise
-	Favorable rep commission from Eagle TV Sales

•	Key Upside: Sales
-	New England “ABC Plus” effort

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WMTW-TV: Rounding Out Our Cluster For New England Advertisers

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HTV Investment Proposition

•	Revenue and Cashflow Growth Potential from Improving Economic Fundamentals, Favorable Impact on Ad Spending

•	Well Positioned for Further Consolidation Opportunities

•	Strong, Branded Asset Base With Enduring Local Community Ties Offers Platform for New Initiatives

•	Capital Resources Provide Liquidity and Flexibility for Strategic Investments

•	Support By One of the Largest Diversified Media Companies Provides Strategic and Competitive Advantage

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Hearst-Argyle
TELEVISION, INC.